                                                                    Exhibit 23.1

                      [Letterhead of Arthur Andersen LLP]





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 27, 2000 included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 File No. 333-31332.



                                                 /s/ Arthur Andersen LLP

Boston, Massachusetts
March 22, 2000